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                                                                                                               EXHIBIT 10.31

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
AMENDMENT OF SOLICITATION          MODIFICATION OF CONTRACT  1 CONTRACT ID CODE                           PAGE   OF   PAGES
                                                                                                         1           2
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2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
P00002                                                       N/A                                N/A
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6. ISSUED BY           CODE      HD2001                      7. ADMINISTERED BY (If other than Item 6)  CODE   S2202A

HEADQUARTERS                                                 DCMAO, BOSTON
DEFENSE NUCLEAR AGENCY (AM)                                  495 SUMMER STREET
6801 TELEGRAPH ROAD                                          BOSTON, MA  02210
ALEXANDRIA, VA 22310-3398
                                                             (FOR: PROPERTY ADMINISTRATION AND PLANT
ATTN: DONYALE DESHAZO           (703) 325-0847                CLEARANCE ONLY)
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
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, state and ZIP Code)      /X/ 9A. AMENDMENT OF SOLICITATION NO.

IBIS TECHNOLOGY CORPORATION                                                          ----------------------------------------
32A CHERRY HILL DRIVE                                                                9B. DATED (SEE ITEM 11)
DANVERS MA 01923                                                                 --------------------------------------------
                                                                                     10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                 /X/ DNA001-94-C-0043
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CODE OHOP1                  FACILITY CODE                                            10B. DATED (SEE ITEM 13)    91 MAR 11
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                              11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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
 / / The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                 / / is extended,   / / is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. Accounting and Appropriation Data (If required)
N/A
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
                               13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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
/X/ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
    ORDER NO. IN ITEM 10A.
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    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
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    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

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/X/ D. OTHER (Specify type of modification and authority)
    Mutual Agreement of the Parties/Terms and Conditions of the Contract
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E. IMPORTANT: Contractor /X/ is not, / / is required to sign this document and return ________ copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SUBJECT: Extension of Performance Period
1. Contractor letter dated 96MAR07 is hereby incorporated by reference.



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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
15A. NAME AND TITLE OF SIGNER (Type or print)                        16A. NAME AND TITLE OF SIGNER (Type or print)
     /s/ DEBRA L. CARROLL                                                 /s/ EDWARD L. ARCHER
     CONTROLLER & TREASURER                                               CONTRACTING OFFICER
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15B. CONTRACTOR/OFFEROR                         15C. DATE SIGNED     16B. UNITED STATES OF AMERICA          16C. DATE SIGNED
     /s/ Debra L. Carroll                              4/4/96             BY: /s/ Edward L. Archer               29 MAR 96
   -------------------------------------------                            ---------------------------------
   (Signature of person authorized to sign)                               (Signature of Contracting Officer
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
NSN 7540-01-152-9070                            Created using PerForm Pro software              STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                       Prescribed by GSA
                                                                                                FAR (48 CFR) 53.243
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2.      The Total amount of this contract remains unchanged.

3.      Under Section F, "DELIVERIES OR PERFORMANCE," make the follow change:

        Under Paragraph 1, delete the date "TWENTY-EIGHT MONTHS THEREAFTER," and substitute with "THIRTY-ONE MONTHS THEREAFTER."

4. Under Section J, "LIST OF ATTACHMENTS," in Attachment 2, Contract Data Requirements List (DD Form 1423), data items 2 and 4 are changed as follows:

    CDRL                                Change                  Change
    Item        Description              From                     To
    ----        -----------              ----                     --

     2          Draft Final             25 MAC                  28 MAC
                Report

     4          Final Report            28 MAC                  31 MAC


5. There are no other changes to the contract by reason of this modification.



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